Exhibit 99.2

1st Quarter 2009 Supplemental Financial Information

Marshall & Ilsley Corporation

(NYSE:  MI

The following unaudited financial information has been provided for the benefit of showing M&I's current versus historical results.

On January 1, 2009, M&I adopted Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements ("SFAS 160").  In accordance with SFAS 160, noncontrolling interests in consolidated subsidiaries, formerly known as minority interests, were reclassified from other liabilities and are now reported as a component of equity in the consolidated balance sheet information presented.  All prior periods presented have been restated for this reclassification. Consistent with the presentation prior to the adoption of SFAS 160, the unaudited consolidated income statement information is presented net of  the net income or loss attributable to the noncontrolling interests and therefore, only represents the net income or loss attributable to M&I.

On November 1, 2007, the separation of Metavante Technologies, Inc. ("Metavante") from M&I was completed.  For all periods presented, the financial condition and results of operations of Metavante have been de-consolidated from M&I's historical consolidated financial condition and results of operations and are reported as discontinued operations in the accompanying unaudited  financial  information.

For additional inquiries or
questions, please contact:

M&I Investor Relations

(414) 765-7801

e-mail:  micorp@micorp.com

Gregory A. Smith

Chief Financial Officer

(414) 765-7727

David L. Urban

Director of Investor Relations

(414) 765-7853

James E. Sandy

VP/External Financial Reporting

(414) 765-8314

Marshall & Ilsley Corporation

Quarterly Financial Information

	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
	2009	2008	2008	2008	2008	2007	2007	2007	2007
PER COMMON SHARE DATA
Diluted:
Income (Loss) from Continuing Operations	($0.44)	($7.25)	$0.32	($1.52)	$0.56	($0.09)	$0.65	$0.68	$0.65
Net Income (Loss)	(0.44)	(7.25)	0.32	(1.52)	0.56	1.83	0.83	0.83	0.83

Basic:
Income (Loss) from Continuing Operations	(0.44)	(7.25)	0.32	(1.52)	0.56	(0.09)	0.66	0.69	0.66
Net Income (Loss)	(0.44)	(7.25)	0.32	(1.52)	0.56	1.86	0.84	0.85	0.85

Dividend Declared per Common Share	0.01	0.32	0.32	0.32	0.31	0.31	0.31	0.31	0.27
Book Value per Common Share	17.45	17.58	25.12	25.26	27.09	26.86	26.45	25.20	24.90
Common Shares Outstanding (millions):
Average - Diluted	264.5	261.0	259.2	258.6	262.3	269.4	266.3	264.8	261.3
End of Period	265.7	265.3	260.0	259.4	259.1	263.5	267.1	257.1	256.8

INCOME STATEMENT ($millions)

Net Interest Income (FTE)	$408.8	$469.0	$447.5	$454.6	$437.5	$425.9	$410.2	$406.8	$401.5
Provision for Loan & Lease Losses	477.9	850.4	155.0	886.0	146.3	235.1	41.5	26.0	17.1

Wealth Management	62.7	64.2	71.3	74.8	71.9	70.1	66.5	65.6	60.7
Service Charge on Deposits	35.3	35.9	36.7	37.9	35.7	32.0	30.9	30.1	27.7
Mortgage Banking	10.8	4.5	5.5	6.6	9.4	5.4	6.5	12.0	10.1
Net Investment Securities Gains (Losses)	0.1	(9.9)	1.0	0.5	25.7	4.9	8.9	19.4	1.6
Other	67.8	71.4	69.3	67.2	68.5	91.3	70.5	59.4	55.5
Total Non-Interest Revenues	176.7	166.1	183.8	187.0	211.2	203.7	183.3	186.5	155.6

Salaries & Employee Benefits	155.2	178.0	184.0	186.6	174.7	174.0	166.8	168.9	150.2
Net Occupancy and Equipment	33.8	32.8	31.7	31.2	31.2	28.8	27.7	28.1	27.4
Software Expenses	6.6	5.6	6.5	6.3	6.2	6.5	4.9	4.7	5.0
Processing Charges	33.7	33.0	33.2	33.7	32.1	36.2	33.9	33.2	31.8
Supplies and Printing	3.0	3.2	3.2	4.1	3.6	3.5	3.4	3.5	3.6
Professional Services	19.2	23.9	16.5	18.2	13.5	15.9	9.1	9.3	8.2
Shipping and Handling	6.1	6.3	6.1	7.4	8.2	7.1	7.1	7.4	6.9
Intangible Amortization	5.8	6.4	6.0	6.0	5.9	5.4	5.4	5.2	4.5
Goodwill Impairment	-	1,535.1	-	-	-	-	-	-	-
Other	82.1	113.6	72.8	86.9	40.4	168.7	35.2	34.0	43.4
Total Non-Interest Expenses	345.5	1,937.9	360.0	380.4	315.8	446.1	293.5	294.3	281.0

Tax Equivalent Adjustment	7.1	7.0	6.8	7.0	7.1	7.1	7.0	7.0	7.1
Pre-Tax Income (Loss)	(245.0)	(2,160.2)	109.5	(631.8)	179.5	(58.7)	251.5	266.0	251.9
Provision (Benefit) for Income Taxes	(153.0)	(281.2)	26.4	(238.0)	33.3	(34.2)	77.8	87.1	83.1

Income (Loss) from Continuing Operations	(92.0)	(1,879.0)	83.1	(393.8)	146.2	(24.5)	173.7	178.9	168.8

Discontinued Operations, Net of Tax
Separation Transaction Costs	-	-	-	-	-	(18.6)	(4.0)	(1.5)	(1.3)
Gain on Sale of Metavante	-	-	-	-	-	525.6	-	-	-
Metavante Net Income	-	-	-	-	-	11.4	50.2	42.9	49.3
Net Income (Loss) Attributable to M&I	($92.0)	($1,879.0)	$83.1	($393.8)	$146.2	$493.9	$219.9	$220.3	$216.8
Preferred Dividends	(24.9)	(12.7)	-	-	-	-	-	-	-
Net Income (Loss) Available to Common Shareholders	($116.9)	($1,891.7)	$83.1	($393.8)	$146.2	$493.9	$219.9	$220.3	$216.8

Marshall & Ilsley Corporation

Quarterly Financial Information

	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2009	2008	2008	2008	2008	2007	2007	2007	2007
ASSETS - END OF PERIOD ($millions)

Cash & Due From Banks	$745	$851	$982	$1,316	$1,360	$1,369	$1,034	$1,196	$1,037
Trading Securities	687	518	163	133	195	125	48	51	117
Short - Term Investments	451	231	137	596	307	462	717	539	180
Investment Securities	7,728	7,668	7,383	7,695	7,853	7,818	7,179	7,492	7,452
Loan to Metavante	-	-	-	-	-	-	982	982	982
Loans & Leases:
Commercial Loans & Leases:
Commercial Loans	14,576	14,880	15,185	15,328	14,901	13,794	13,052	12,518	12,304
Commercial Lease Financing	532	562	526	514	513	533	517	513	514
Total Commercial Loans & Leases	15,108	15,442	15,711	15,842	15,414	14,327	13,569	13,031	12,818
Commercial Real Estate:
Commercial Mortgages	13,851	13,372	13,071	12,883	12,546	12,002	11,760	11,283	10,904
Construction Loans	3,791	4,233	4,448	4,363	4,411	4,052	3,929	3,706	3,487
Total Commercial Real Estate	17,642	17,605	17,519	17,246	16,957	16,054	15,689	14,989	14,391
Residential Real Estate:
Residential Mortgages	7,755	7,856	7,864	7,936	7,812	7,105	6,893	6,686	6,501
Construction Loans	1,564	1,858	2,165	2,310	2,530	2,640	2,807	2,796	2,807
Total Residential Real Estate	9,319	9,714	10,029	10,246	10,342	9,745	9,700	9,482	9,308
Personal Loans & Leases:
Personal Loans	1,952	1,929	1,902	1,714	1,665	1,560	1,515	1,394	1,352
Personal Lease Financing	199	213	203	193	200	197	192	180	172
Home Equity Loans & Lines	5,025	5,082	5,053	4,992	4,722	4,413	4,304	4,206	4,213
Total Consumer Loans & Leases	7,176	7,224	7,158	6,899	6,587	6,170	6,011	5,780	5,737
Total Loans & Leases	49,245	49,985	50,417	50,233	49,300	46,296	44,969	43,282	42,254
Reserve for Loan & Lease Losses	(1,352)	(1,202)	(1,031)	(1,029)	(544)	(496)	(453)	(431)	(423)
Premises and Equipment, net	570	565	542	524	514	470	470	457	443
Goodwill & Intangibles	758	763	2,237	2,242	2,246	1,808	1,824	1,745	1,566
Other Assets	2,958	2,957	2,671	2,550	2,167	1,997	2,638	1,605	1,546
Total Assets of Continuing Operations	61,790	62,336	63,501	64,260	63,398	59,849	59,408	56,918	55,154
Assets of Discontinued Operations	-	-	-	-	-	-	1,360	1,380	1,377
Total Assets	$61,790	$62,336	$63,501	$64,260	$63,398	$59,849	$60,768	$58,298	$56,531

LIABILITIES - END OF PERIOD ($millions)

Deposits:
Noninterest Bearing	$6,988	$6,880	$6,359	$6,390	$6,138	$6,174	$5,559	$5,739	$5,411
Interest Bearing:
Savings & NOW	3,628	3,454	3,151	3,253	3,187	3,062	2,813	2,833	2,937
Money Market	10,614	10,753	10,640	10,774	11,673	10,841	11,534	10,885	9,590
Time Deposits	17,725	18,072	17,958	17,478	14,854	12,507	11,492	12,765	12,251
Foreign Deposits	609	1,864	1,932	3,278	2,875	2,607	3,010	3,317	2,943
Total Interest Bearing Deposits	32,576	34,143	33,681	34,783	32,589	29,017	28,849	29,800	27,721
Total Deposits	39,564	41,023	40,040	41,173	38,727	35,191	34,408	35,539	33,132
Short - Term Borrowings	5,336	4,058	6,267	6,036	7,045	6,811	7,168	3,258	3,887
Long - Term Borrowings	9,539	9,614	9,714	9,565	9,672	9,873	10,809	12,119	12,088
Other Liabilities	1,100	1,371	978	962	970	931	1,400	911	950
Liabilities of Discontinued Operations	-	-	-	-	-	-	(49)	23	64
Total Liabilities	55,539	56,066	56,999	57,736	56,414	52,806	53,736	51,850	50,121

EQUITY - END OF PERIOD ($millions)

Preferred Equity	1,639	1,636	-	-	-	-	-	-	-
Common Equity	4,677	4,782	6,599	6,582	7,042	7,086	7,068	6,502	6,369
Unrealized Gains (Losses) on Securities	15	(57)	(68)	(31)	9	(10)	(29)	(80)	(11)
Unrealized Gains (Losses) on Derivatives	(93)	(103)	(42)	(40)	(80)	(47)	(21)	12	(8)
Postretirement Benefits - Funded Status	2	2	3	3	3	4	4	4	4
Accumulated Other Comprehensive Income	(76)	(158)	(107)	(68)	(68)	(53)	(46)	(64)	(15)
Total Common Equity	4,601	4,624	6,492	6,514	6,974	7,033	7,022	6,438	6,354
Marshall & Ilsley Corporation Shareholders' Equity	6,240	6,260	6,492	6,514	6,974	7,033	7,022	6,438	6,354
Noncontrolling Interest in Subsidiaries	11	10	10	10	10	10	10	10	56
Total Equity	6,251	6,270	6,502	6,524	6,984	7,043	7,032	6,448	6,410

Total Liabilities & Equity	$61,790	$62,336	$63,501	$64,260	$63,398	$59,849	$60,768	$58,298	$56,531

Marshall & Ilsley Corporation

Quarterly Financial Information

	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
	2009	2008	2008	2008	2008	2007	2007	2007	2007
AVERAGE ASSETS ($millions)

Cash & Due from Banks	$803	$867	$892	$879	$953	$1,000	$1,022	$1,004	$995
Trading Securities	585	304	144	162	179	78	49	58	41
Short - Term Investments	570	617	387	371	332	468	393	270	274
Investment Securities	7,689	7,298	7,509	7,735	7,911	7,672	7,388	7,548	7,372
Loan to Metavante	-	-	-	-	-	331	982	982	982
Loans & Leases:
Commercial Loans & Leases:
Commercial Loans	14,745	14,888	15,002	15,086	14,389	13,264	12,755	12,494	12,164
Commercial Lease Financing	547	534	511	517	522	528	510	507	513
Total Commercial Loans & Leases	15,292	15,422	15,513	15,603	14,911	13,792	13,265	13,001	12,677
Commercial Real Estate:
Commercial Mortgages	13,726	13,116	12,928	12,695	12,480	11,817	11,592	11,175	10,936
Construction Loans	3,966	4,577	4,433	4,431	4,463	4,044	3,816	3,607	3,480
Total Commercial Real Estate	17,692	17,693	17,361	17,126	16,943	15,861	15,408	14,782	14,416
Residential Real Estate:
Residential Mortgages	7,862	7,875	7,885	7,944	7,693	6,966	6,774	6,562	6,382
Construction Loans	1,757	2,096	2,284	2,531	2,605	2,764	2,803	2,827	2,780
Total Residential Real Estate	9,619	9,971	10,169	10,475	10,298	9,730	9,577	9,389	9,162
Personal Loans & Leases:
Personal Loans	1,942	1,878	1,766	1,693	1,590	1,520	1,426	1,333	1,385
Personal Lease Financing	207	211	196	199	198	195	186	176	168
Home Equity Loans & Lines	5,064	5,071	5,027	4,835	4,670	4,344	4,248	4,223	4,295
Total Consumer Loans & Leases	7,213	7,160	6,989	6,727	6,458	6,059	5,860	5,732	5,848
Total Loans & Leases	49,816	50,246	50,032	49,931	48,610	45,442	44,110	42,904	42,103
Reserve for Loan & Lease Losses	(1,245)	(1,183)	(1,083)	(682)	(557)	(492)	(444)	(432)	(424)
Premises and Equipment, net	569	552	533	521	509	471	467	457	441
Goodwill & Intangibles	761	2,237	2,239	2,244	2,242	1,819	1,823	1,741	1,570
Other Assets	2,889	2,671	2,411	2,329	2,174	2,048	1,892	1,671	1,649
Total Assets of Continuing Operations	62,437	63,609	63,064	63,490	62,353	58,837	57,682	56,203	55,003
Assets of Discontinued Operations	-	-	-	-	-	520	1,542	1,500	1,509
Total Assets	$62,437	$63,609	$63,064	$63,490	$62,353	$59,357	$59,224	$57,703	$56,512

Memo:
Average Earning Assets	$58,660	$58,465	$58,072	$58,199	$57,032	$53,991	$52,922	$51,762	$50,772
Average Earning Assets Excluding Investment Securities
Unrealized Gains / (Losses)	$58,719	$58,600	$58,137	$58,198	$56,998	$54,009	$53,010	$51,808	$50,821

AVERAGE LIABILITIES ($millions)

Deposits:
Noninterest Bearing	$6,482	$6,063	$5,909	$5,828	$5,629	$5,563	$5,513	$5,459	$5,341
Interest Bearing:
Savings & NOW	3,530	3,228	3,293	3,273	3,202	2,842	2,899	2,930	2,950
Money Market	10,631	10,641	10,545	11,199	11,687	10,810	11,474	10,381	9,198
Time Deposits	17,901	18,272	17,328	15,977	13,960	12,080	12,049	12,321	12,732
Foreign Deposits	1,123	2,406	2,613	2,776	3,250	3,347	2,909	2,585	2,867
Total Interest Bearing Deposits	33,185	34,547	33,779	33,225	32,099	29,079	29,331	28,217	27,747
Total Deposits	39,667	40,610	39,688	39,053	37,728	34,642	34,844	33,676	33,088
Short - Term Borrowings	5,724	5,035	6,415	6,799	6,416	5,725	4,491	4,297	4,248
Long - Term Borrowings	9,571	9,686	9,653	9,639	10,020	10,674	11,902	11,942	11,624
Other Liabilities	1,122	978	774	1,023	1,152	1,094	1,038	1,034	998
Liabilities of Discontinued Operations	-	-	-	-	-	44	178	182	240
Total Liabilities	56,084	56,309	56,530	56,514	55,316	52,179	52,453	51,131	50,198

AVERAGE EQUITY ($millions)

Marshall & Ilsley Corporation Shareholders' Equity	6,343	7,290	6,524	6,966	7,027	7,168	6,761	6,524	6,258
Noncontrolling Interest in Subsidiaries	10	10	10	10	10	10	10	48	56
Total Equity	6,353	7,300	6,534	6,976	7,037	7,178	6,771	6,572	6,314

Total Liabilities & Equity	$62,437	$63,609	$63,064	$63,490	$62,353	$59,357	$59,224	$57,703	$56,512

Memo:
Average Interest Bearing Liabilities	$48,480	$49,268	$49,847	$49,663	$48,535	$45,478	$45,724	$44,456	$43,619

Marshall & Ilsley Corporation

Quarterly Financial Information

	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2009	2008	2008	2008	2008	2007	2007	2007	2007
Construction and Land Development Loans - End of Period ($millions)

Commercial
Construction	$3,791	$4,233	$4,448	$4,363	$4,411	$4,052	$3,929	$3,706	$3,487
Land	852	830	958	992	972	906	885	820	762
Total Commercial	4,643	5,063	5,406	5,355	5,383	4,958	4,814	4,526	4,249

Residential
Construction by Individuals	752	881	963	1,013	995	1,041	1,045	965	955
Land	2,044	2,122	2,189	2,304	2,454	2,513	2,536	2,463	2,415
Construction by Developers	812	977	1,202	1,297	1,535	1,599	1,762	1,831	1,852
Total Residential	3,608	3,980	4,354	4,614	4,984	5,153	5,343	5,259	5,222

Total Construction and Land Development	$8,251	$9,043	$9,760	$9,969	$10,367	$10,111	$10,157	$9,785	$9,471

	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
	2009	2008	2008	2008	2008	2007	2007	2007	2007
Construction and Land Development Loans - Average ($millions)

Commercial
Construction	$3,966	$4,577	$4,433	$4,431	$4,463	$4,044	$3,816	$3,607	$3,480
Land	854	913	986	992	973	897	864	772	742
Total Commercial	4,820	5,490	5,419	5,423	5,436	4,941	4,680	4,379	4,222

Residential
Construction by Individuals	834	938	1,009	1,013	1,010	1,055	1,012	965	979
Land	2,094	2,200	2,254	2,419	2,511	2,521	2,497	2,431	2,383
Construction by Developers	923	1,158	1,275	1,518	1,595	1,709	1,791	1,862	1,801
Total Residential	3,851	4,296	4,538	4,950	5,116	5,285	5,300	5,258	5,163

Total Construction and Land Development	$8,671	$9,786	$9,957	$10,373	$10,552	$10,226	$9,980	$9,637	$9,385

Definitions

Commercial Construction  - Loans primarily to mid-sized local and regional companies to construct a variety of commercial projects.

Commercial Land  - Loans primarily to mid-sized local and regional companies to acquire and develop land for a variety of commercial projects.

Residential Construction by Individuals   - Loans primarily to individuals to construct 1-4 family homes.

Residential Land  - Loans primarily to individuals and mid-sized local and regional builders to acquire and develop land for 1-4 family homes.

Residential Construction by Developers  - Loans primarily to mid-sized local and regional builders to construct 1-4 family homes in residential subdivisions.

Marshall & Ilsley Corporation

Quarterly Financial Information

	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
	2009	2008	2008	2008	2008	2007	2007	2007	2007

KEY RATIOS

Net Interest Margin (FTE) / Avg. Earning Assets	2.82%	3.18%	3.06%	3.14%	3.09%	3.13%	3.07%	3.15%	3.20%
Interest Spread (FTE)	2.48	2.77	2.65	2.71	2.53	2.42	2.43	2.49	2.55

Efficiency Ratio	59.0	n.m.	57.0	59.3	50.6	71.2	49.9	51.3	50.5

Return on Assets - Income from Continuing Operations	n.m.	n.m.	0.52	n.m.	0.94	n.m.	1.19	1.28	1.24
Return on Assets - Net Income	n.m.	n.m.	0.52	n.m.	0.94	3.30	1.47	1.53	1.56

Return on M&I Shareholders' Equity - Income from Continuing Operations	n.m.	n.m.	5.07	n.m.	8.37	n.m.	10.19	11.00	10.94
Return on M&I Shareholders' Equity - Net Income	n.m.	n.m.	5.07	n.m.	8.37	27.34	12.91	13.54	14.05

Equity / Assets (End of Period) (b)	10.1	10.1	10.2	10.2	11.0	11.8	11.6	11.1	11.3
Tangible Common Equity / Tangible Assets (End of Period)	6.4	6.4	7.0	7.0	7.8	9.1	6.4	5.8	6.1
Tangible Total Equity / Tangible Assets (End of Period) (b)	9.1	9.0	7.0	7.0	7.8	9.1	6.4	5.8	6.2

MARGIN ANALYSIS (a)

Loans and Leases:
Commercial Loans & Leases	3.90%	5.36%	5.29%	5.37%	6.25%	7.30%	7.61%	7.58%	7.62%
Commercial Real Estate	4.70	5.70	5.82	6.03	6.56	7.27	7.51	7.58	7.60
Residential Real Estate	5.08	5.40	5.72	6.02	6.43	6.90	7.14	7.28	7.32
Home Equity Loans & Lines	5.19	5.84	6.16	6.27	6.89	7.33	7.51	7.52	7.55
Personal Loans & Leases	5.54	6.08	6.16	6.38	6.98	7.54	7.71	7.81	7.85
Total Loans & Leases	4.62	5.56	5.68	5.86	6.49	7.22	7.47	7.52	7.55
Loan to Metavante	-	-	-	-	-	4.31	4.36	4.41	4.46
Investment Securities	4.26	4.63	4.62	4.77	5.03	5.13	5.27	5.30	5.39
Trading Securities	1.33	1.86	1.27	1.06	1.51	1.83	1.98	2.47	1.38
Short-Term Investments	0.45	1.13	2.26	2.36	3.53	4.89	5.30	5.10	5.22
Interest Income (FTE) / Avg. Interest Earning Assets	4.50%	5.38%	5.51%	5.68%	6.25%	6.87%	7.08%	7.11%	7.15%
Interest Bearing Deposits:
Savings & NOW	0.13%	0.32%	0.47%	0.52%	0.97%	1.19%	1.29%	1.28%	1.36%
Money Market	0.62	1.16	1.70	1.80	2.96	3.98	4.36	4.32	4.26
Time Deposits	2.71	3.48	3.55	3.84	4.47	4.91	5.01	4.94	4.89
Foreign Deposits	0.33	0.59	1.59	1.76	2.96	4.47	5.04	5.12	5.15
Total Interest Bearing Deposits	1.69	2.27	2.52	2.65	3.42	4.15	4.39	4.35	4.33
Short-Term Borrowings	0.28	1.06	2.15	2.25	3.36	4.66	5.17	5.23	5.24
Long-Term Borrowings	4.24	4.64	4.51	4.58	4.91	5.14	5.09	5.05	5.02
Interest Expense / Avg. Interest Bearing Liabilities	2.02%	2.61%	2.86%	2.97%	3.72%	4.45%	4.65%	4.62%	4.60%
Net Interest Margin (FTE) / Avg. Earning Assets	2.82%	3.18%	3.06%	3.14%	3.09%	3.13%	3.07%	3.15%	3.20%
Interest Spread (FTE)	2.48%	2.77%	2.65%	2.71%	2.53%	2.42%	2.43%	2.49%	2.55%

NONPERFORMING ASSETS ($ millions)

Nonaccrual Loans & Leases	$2,074.6	$1,527.0	$1,260.6	$1,006.8	$774.1	$686.9	$445.8	$373.4	$340.7
Renegotiated	446.0	270.3	89.5	16.5	0.1	224.4	0.1	0.1	0.1
Past 90 Days or More	16.1	14.5	12.1	17.7	12.8	13.9	7.7	10.5	10.9
Total Nonperforming Loans & Leases	2,536.7	1,811.8	1,362.2	1,041.0	787.0	925.2	453.6	384.0	351.7
Other Real Estate Owned	344.3	320.9	267.2	207.1	177.8	115.1	77.3	24.4	26.5
Total Nonperforming Assets	$2,881.0	$2,132.7	$1,629.4	$1,248.1	$964.8	$1,040.3	$530.9	$408.4	$378.2

Note:    (a) Based on average balances excluding fair value adjustments for available for sale securities.

             (b) Includes preferred equity and noncontrolling interest in subsidiaries.

Marshall & Ilsley Corporation

Quarterly Financial Information

	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
	2009	2008	2008	2008	2008	2007	2007	2007	2007
CREDIT QUALITY (a)

Net Charge-Offs / Average Loans & Leases	2.67%	5.38%	1.21%	3.23%	1.08%	1.67%	0.23%	0.22%	0.14%
Loan & Lease Loss Reserve/Period-End Loans & Leases	2.75	2.41	2.05	2.05	1.10	1.07	1.01	1.00	1.00
Nonaccrual Loans & Leases/Period-End Loans & Leases	4.21	3.05	2.50	2.00	1.57	1.48	0.99	0.86	0.81
Non-Performing Loans & Leases/Period-End Loans & Leases	5.15	3.62	2.70	2.07	1.60	2.00	1.01	0.89	0.83
Loan & Lease Loss Reserve/Nonaccrual Loans & Leases	65	79	82	102	70	72	102	115	124
Loan & Lease Loss Reserve/Non-Performing Loans & Leases	53	66	76	99	69	54	100	112	120

RECONCILIATION OF RESERVE FOR LOAN & LEASE LOSSES *
($ millions)

Beginning Balance	$1,202.2	$1,031.5	$1,028.8	$543.5	$496.2	$452.7	$431.0	$423.1	$420.6
Provision for Loan and Lease Losses	477.9	850.4	155.0	886.0	146.3	235.1	41.5	26.0	17.1
Allowance of Banks & Loans Acquired	-	-	-	-	32.1	-	6.2	5.5	-
Loans and Leases Charged Off:
Commercial	65.5	101.2	32.8	39.9	4.4	58.5	4.6	15.4	7.2
Real Estate	265.0	576.0	124.0	362.6	123.8	130.4	19.1	7.8	6.6
Personal	7.4	8.6	6.3	5.6	6.9	4.9	6.1	4.5	4.3
Leases	2.3	0.7	0.2	0.7	0.7	0.9	0.4	0.5	0.2
Total Charge-Offs	340.2	686.5	163.3	408.8	135.8	194.7	30.2	28.2	18.3
Recoveries on Loans and Leases:
Commercial	2.0	2.1	2.3	2.3	0.9	1.3	1.9	1.8	1.7
Real Estate	7.4	2.9	6.9	4.2	2.3	0.4	0.9	1.1	0.5
Personal	1.2	1.1	1.4	1.2	1.1	1.0	0.9	1.1	0.9
Leases	1.6	0.6	0.4	0.4	0.4	0.4	0.5	0.6	0.5
Total Recoveries	12.2	6.7	11.0	8.1	4.7	3.1	4.2	4.6	3.6
Net Loan and Lease Charge-offs	328.0	679.8	152.3	400.7	131.1	191.6	26.0	23.6	14.7
Ending Balance	$1,352.1	$1,202.2	$1,031.5	$1,028.8	$543.5	$496.2	$452.7	$431.0	$423.1

*  May not add due to rounding

Note:  (a)  Non-performing loans and leases includes renegotiated loans and loans past due 90 days or more.

Marshall & Ilsley Corporation

Quarterly Financial Information

	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
	2009	2008	2008	2008	2008	2007	2007	2007	2007
SELECTED SEGMENTS ($millions)

Commercial Banking
Net Interest Income	$199.6	$201.9	$191.2	$194.6	$188.9	$176.4	$171.8	$168.8	$168.4
Provision for Loan and Lease Losses	154.4	532.1	97.2	769.6	120.2	207.6	10.6	9.6	9.7
Net Interest Income / (Loss) after Provision for Loan and Lease Losses	45.2	(330.2)	94.0	(575.0)	68.7	(31.2)	161.2	159.2	158.7

Other Income	26.7	26.0	28.2	26.2	24.7	23.2	22.2	21.6	20.4
Goodwill Impairment	-	925.6	-	-	-	-	-	-	-
All Other Expense	57.6	72.7	64.7	81.6	64.3	53.7	49.6	48.0	45.7
Income (Loss) Before Income Taxes	14.3	(1,302.5)	57.5	(630.4)	29.1	(61.7)	133.8	132.8	133.4
Income Tax Expense (Benefit)	5.7	(163.8)	23.0	(252.2)	11.6	(24.7)	53.5	53.1	53.3

Segment Income (Loss)	$8.6	($1,138.7)	$34.5	($378.2)	$17.5	($37.0)	$80.3	$79.7	$80.1

Identifiable Assets	$25,478.6	$25,771.3	$27,167.9	$27,537.6	$27,406.7	$25,403.7	$23,841.1	$22,942.8	$22,037.5

Community Banking
Net Interest Income	$173.4	$204.8	$194.2	$197.7	$196.1	$197.7	$195.4	$193.8	$191.0
Provision for Loan and Lease Losses	133.5	120.9	62.3	107.1	26.7	27.2	7.4	7.3	6.5
Net Interest Income after Provision for Loan and Lease Losses	39.9	83.9	131.9	90.6	169.4	170.5	188.0	186.5	184.5

Other Income	47.8	44.1	47.4	48.0	43.8	40.1	37.7	38.7	33.2
Goodwill Impairment	-	609.5	-	-	-	-	-	-	-
All Other Expense	178.8	182.4	173.8	177.6	159.2	143.7	149.9	144.5	139.5
Income (Loss) Before Income Taxes	(91.1)	(663.9)	5.5	(39.0)	54.0	66.9	75.8	80.7	78.2
Income Tax Expense (Benefit)	(36.4)	(56.0)	2.2	(15.6)	21.6	26.8	30.3	32.3	31.3

Segment Income (Loss)	($54.7)	($607.9)	$3.3	($23.4)	$32.4	$40.1	$45.5	$48.4	$46.9

Identifiable Assets	$18,322.9	$18,805.6	$19,235.2	$19,373.0	$19,373.5	$18,476.0	$17,653.7	$17,266.8	$16,893.1

Wealth Management
Net Interest Income	$15.0	$17.5	$15.4	$14.6	$14.5	$14.0	$13.0	$13.0	$12.1
Provision for Loan and Lease Losses	10.0	16.4	1.7	2.6	2.9	1.3	0.8	1.1	0.6
Net Interest Income after Provision for Loan and Lease Losses	5.0	1.1	13.7	12.0	11.6	12.7	12.2	11.9	11.5

Other Income	64.9	66.1	73.2	77.8	74.3	71.0	68.1	67.6	63.0
Other Expense	56.6	95.8	79.6	65.8	60.7	58.6	57.4	54.7	51.0
Income (Loss) Before Income Taxes	13.3	(28.6)	7.3	24.0	25.2	25.1	22.9	24.8	23.5
Income Tax Expense (Benefit)	5.7	(11.7)	2.9	9.7	10.2	10.1	6.1	10.0	9.5

Segment Income (Loss)	$7.6	($16.9)	$4.4	$14.3	$15.0	$15.0	$16.8	$14.8	$14.0

Identifiable Assets	$1,676.2	$1,688.3	$1,600.3	$1,513.5	$1,484.3	$1,551.3	$1,313.9	$1,250.9	$1,174.8

Treasury
Net Interest Income	($14.6)	$17.0	$21.6	$19.8	$1.5	$1.0	$6.7	$2.9	$4.6
Provision for Loan and Lease Losses	-	-	-	-	-	-	-	-	-
Net Interest Income after Provision for Loan and Lease Losses	(14.6)	17.0	21.6	19.8	1.5	1.0	6.7	2.9	4.6

Other Income	11.9	14.7	12.0	11.2	11.0	10.8	19.8	8.0	7.7
Other Expense	10.9	7.7	5.0	4.4	3.8	77.5	3.3	3.4	3.3
Income (Loss) Before Income Taxes	(13.6)	24.0	28.6	26.6	8.7	(65.7)	23.2	7.5	9.0
Income Tax Expense (Benefit)	(5.4)	9.6	11.4	10.6	3.5	(26.3)	9.3	3.0	3.6

Segment Income (Loss)	($8.2)	$14.4	$17.2	$16.0	$5.2	($39.4)	$13.9	$4.5	$5.4

Identifiable Assets	$8,866.8	$8,674.3	$8,476.2	$8,802.2	$8,951.8	$8,918.0	$9,042.3	$8,026.3	$7,975.8

Marshall & Ilsley Corporation

Annual Financial Information

	YEARS ENDED DECEMBER 31,

	2008	2007	2006	2005	2004
PER COMMON SHARE DATA
Diluted:
Income (Loss) from Continuing Operations	($7.92)	$1.87	$2.54	$2.49	$2.32
Net Income (Loss)	(7.92)	4.34	3.17	2.99	2.66
Basic:
Income (Loss) from Continuing Operations	(7.92)	1.91	2.60	2.54	2.37
Net Income (Loss)	(7.92)	4.42	3.24	3.06	2.72
Dividend Declared per Common Share	1.27	1.20	1.05	0.93	0.81
Book Value per Common Share	17.58	26.86	24.24	20.27	17.51

Common Shares Outstanding (millions):
Average - Diluted	259.6	265.5	254.6	236.0	227.5
End of Period	265.3	263.5	255.5	235.4	227.3

INCOME STATEMENT ($millions)

Net Interest Income (FTE)	$1,808.6	$1,644.4	$1,537.6	$1,323.7	$1,210.6
Provision for Loan & Lease Losses	2,037.7	319.8	50.6	44.8	38.0

Wealth Management	282.2	262.8	221.6	191.7	175.1
Service Charge on Deposits	146.2	120.6	106.7	101.9	107.1
Mortgage Banking	26.0	34.1	52.4	50.5	34.7
Net Investment Securities Gains	17.2	34.8	9.7	45.5	35.4
Derivative Loss - Discontinued Hedges	-	-	(18.4)	-	-
Other	276.5	276.8	209.7	184.0	175.0
Total Non-Interest Revenues	748.1	729.1	581.7	573.6	527.3

Salaries & Employee Benefits	723.2	659.9	613.4	549.8	494.5
Net Occupancy and Equipment	126.9	112.0	104.0	85.3	80.0
Software Expenses	24.7	21.1	18.0	13.1	9.6
Processing Charges	132.0	135.1	124.2	101.3	92.9
Supplies and Printing	14.2	13.9	14.0	12.7	12.9
Professional Services	72.0	42.4	34.1	30.5	29.4
Shipping and Handling	28.0	28.6	27.3	25.3	25.1
Intangible Amortization	24.3	20.6	18.6	13.1	16.9
Goodwill Impairment	1,535.1	-	-	-	-
Other	313.7	281.3	129.9	123.3	120.4
Total Non-Interest Expenses	2,994.1	1,314.9	1,083.5	954.4	881.7

Tax Equivalent Adjustment	27.9	28.2	30.1	33.3	32.2
Pre-Tax Income (Loss)	(2,503.0)	710.6	955.1	864.8	786.0
Provision (Benefit) for Income Taxes	(459.5)	213.7	307.4	278.1	257.0

Income (Loss) from Continuing Operations	(2,043.5)	496.9	647.7	586.7	529.0

Discontinued Operations, net of tax
Separation Transaction Costs	-	(25.3)	-	-	-
Gain on Sale of Metavante	-	525.6	-	-	-
Metavante Net Income	-	153.7	160.1	119.5	76.9
Net Income (Loss) Attributable to M&I	($2,043.5)	$1,150.9	$807.8	$706.2	$605.9
Preferred Dividends	(12.7)	-	-	-	-
Net Income (Loss) Available to Common Shareholders	($2,056.2)	$1,150.9	$807.8	$706.2	$605.9

Marshall & Ilsley Corporation

Annual Financial Information

	DECEMBER 31,

	2008	2007	2006	2005	2004
ASSETS - END OF PERIOD ($millions)
Cash & Due From Banks	$851	$1,369	$1,202	$1,111	$790
Trading Securities	518	125	36	30	18
Short - Term Investments	231	462	253	271	160
Investment Securities	7,668	7,818	7,405	6,319	6,083
Loan to Metavante	-	-	982	982	1,022
Loans & Leases:
Commercial Loans & Leases:
Commercial Loans	14,880	13,794	12,048	9,566	8,482
Commercial Lease Financing	562	533	539	500	406
Total Commercial Loans & Leases	15,442	14,327	12,587	10,066	8,888
Commercial Real Estate:
Commercial Mortgages	13,372	12,002	10,966	8,825	8,164
Construction Loans	4,233	4,052	3,385	1,596	1,175
Total Commercial Real Estate	17,605	16,054	14,351	10,421	9,339
Residential Real Estate:
Residential Mortgages	7,856	7,105	6,329	5,051	3,399
Construction Loans	1,858	2,640	2,703	2,045	1,090
Total Residential Real Estate	9,714	9,745	9,032	7,096	4,489
Personal Loans & Leases:
Personal Loans	1,929	1,560	1,458	1,622	1,537
Personal Lease Financing	213	197	165	132	132
Home Equity Loans & Lines	5,082	4,413	4,342	4,834	5,149
Total Consumer Loans & Leases	7,224	6,170	5,965	6,588	6,818
Total Loans & Leases	49,985	46,296	41,935	34,171	29,534
Reserve for Loan & Lease Losses	(1,202)	(496)	(421)	(364)	(358)
Premises and Equipment, net	565	470	436	353	338
Goodwill & Intangibles	763	1,808	1,573	897	913
Other Assets	2,957	1,997	1,511	1,289	1,180
Total Assets of Continuing Operations	62,336	59,849	54,912	45,059	39,680
Assets of Discontinued Operations	-	-	1,318	1,154	757
Total Assets	$62,336	$59,849	$56,230	$46,213	$40,437

LIABILITIES - END OF PERIOD ($millions)

Deposits:
Noninterest Bearing	$6,880	$6,174	$6,144	$5,547	$4,911
Interest Bearing:
Savings & NOW	3,454	3,062	3,024	2,958	3,387
Money Market	10,753	10,841	9,057	7,500	6,730
Time Deposits	18,072	12,507	12,822	9,383	8,345
Foreign Deposits	1,864	2,607	3,580	2,819	3,593
Total Interest Bearing Deposits	34,143	29,017	28,483	22,660	22,055
Total Deposits	41,023	35,191	34,627	28,207	26,966
Short - Term Borrowings	4,058	6,811	3,609	3,019	1,933
Long - Term Borrowings	9,614	9,873	10,842	9,273	6,618
Other Liabilities	1,371	931	889	812	738
Liabilities of Discontinued Operations	-	-	56	111	176
Total Liabilities	56,066	52,806	50,023	41,422	36,431

EQUITY - END OF PERIOD ($millions)

Preferred Equity	1,636	-	-	-	-
Common Equity	4,782	7,086	6,168	4,772	3,928
Unrealized Gains (Losses) on Securities	(57)	(10)	(22)	(36)	31
Unrealized Gains (Losses) on Derivatives	(103)	(47)	0	(1)	(8)
Postretirement Benefits - Funded Status	2	4	5	-	-
Accumulated Other Comprehensive Income	(158)	(53)	(17)	(37)	23
Total Common Equity	4,624	7,033	6,151	4,735	3,951
Marshall & Ilsley Corporation Shareholders' Equity	6,260	7,033	6,151	4,735	3,951
Noncontrolling Interest in Subsidiaries	10	10	56	56	55
Total Equity	6,270	7,043	6,207	4,791	4,006

Total Liabilities & Equity	$62,336	$59,849	$56,230	$46,213	$40,437

Marshall & Ilsley Corporation

Annual Financial Information

	YEARS ENDED DECEMBER 31,

	2008	2007	2006	2005	2004
AVERAGE ASSETS ($millions)

Cash & Due From Banks	$898	$1,005	$974	$923	$814
Trading Securities	197	57	46	27	22
Short - Term Investments	427	352	297	229	163
Investment Securities	7,612	7,496	6,968	6,180	5,871
Loan to Metavante	-	818	982	994	535
Loans & Leases:
Commercial Loans & Leases:
Commercial Loans	14,841	12,672	11,175	8,955	7,621
Commercial Lease Financing	521	515	516	439	397
Total Commercial Loans & Leases	15,362	13,187	11,691	9,394	8,018
Commercial Real Estate:
Commercial Mortgages	12,806	11,383	10,346	8,576	7,659
Construction Loans	4,476	3,739	2,793	1,413	1,097
Total Commercial Real Estate	17,282	15,122	13,139	9,989	8,756
Residential Real Estate:
Residential Mortgages	7,849	6,673	5,736	4,239	2,855
Construction Loans	2,378	2,793	2,394	1,513	840
Total Residential Real Estate	10,227	9,466	8,130	5,752	3,695
Personal Loans & Leases:
Personal Loans	1,732	1,417	1,479	1,522	1,634
Personal Lease Financing	202	181	145	128	155
Home Equity Loans & Lines	4,902	4,277	4,540	4,988	4,765
Total Consumer Loans & Leases	6,836	5,875	6,164	6,638	6,554
Total Loans & Leases	49,707	43,650	39,124	31,773	27,023
Reserve for Loan & Lease Losses	(878)	(448)	(406)	(363)	(360)
Premises and Equipment, net	529	459	415	330	330
Goodwill & Intangibles	2,240	1,739	1,410	908	920
Other Assets	2,398	1,816	1,518	1,319	1,241
Total Assets of Continuing Operations	63,130	56,944	51,328	42,320	36,559
Assets of Discontinued Operations	-	1,266	1,323	964	604
Total Assets	$63,130	$58,210	$52,651	$43,284	$37,163

Memo:
Average Earning Assets	$57,943	$52,373	$47,417	$39,203	$33,614
Average Earning Assets Excluding Investment Securities
Unrealized Gains / (Losses)	$57,985	$52,422	$47,503	$39,198	$33,571

AVERAGE LIABILITIES ($millions)

Deposits:
Noninterest Bearing	$5,858	$5,470	$5,361	$4,973	$4,604
Interest Bearing:
Savings & NOW	3,249	2,905	3,031	3,096	3,388
Money Market	11,016	10,473	8,297	7,053	6,176
Time Deposits	16,392	12,293	12,603	9,239	8,007
Foreign Deposits	2,760	2,928	2,844	2,346	2,235
Total Interest Bearing Deposits	33,417	28,599	26,775	21,734	19,806
Total Deposits	39,275	34,069	32,136	26,707	24,410
Short - Term Borrowings	6,163	4,694	3,638	2,925	2,908
Long - Term Borrowings	9,749	11,534	10,071	8,190	5,324
Other Liabilities	981	1,042	976	824	731
Liabilities of Discontinued Operations	-	160	173	225	171
Total Liabilities	56,168	51,499	46,994	38,871	33,544

AVERAGE EQUITY ($millions)

Marshall & Ilsley Corporation Shareholders' Equity	6,952	6,680	5,601	4,357	3,564
Noncontrolling Interest in Subsidiaries	10	31	56	56	55
Total Equity	6,962	6,711	5,657	4,413	3,619

Total Liabilities & Equity	$63,130	$58,210	$52,651	$43,284	$37,163

Memo:
Average Interest Bearing Liabilities	$49,329	$44,827	$40,484	$32,849	$28,038

Marshall & Ilsley Corporation

Annual Financial Information

	2008	2007	2006	2005	2004

KEY RATIOS

Net Interest Margin (FTE) / Avg. Earning Assets	3.12%	3.14%	3.24%	3.38%	3.61%
Interest Spread (FTE)	2.67	2.47	2.60	2.88	3.29

Efficiency Ratio	n.m.	56.0	51.3	50.7	50.8

Return on Assets - Income from Continuing Operations	n.m.	0.87	1.26	1.39	1.45
Return on Assets - Net Income	n.m.	1.98	1.53	1.63	1.63

Return on M&I Shareholders' Equity – Income from Continuing Operations	n.m.	7.44	11.56	13.46	14.84
Return on M&I Shareholders' Equity - Net Income	n.m.	17.23	14.42	16.21	17.00

Equity / Assets (End of Period) (b)	10.1	11.8	11.0	10.4	9.9

MARGIN ANALYSIS (a)

Loans and Leases:
Commercial Loans & Leases	5.56%	7.52%	7.38%	6.06%	4.94%
Commercial Real Estate	6.02	7.49	7.41	6.27	5.50
Residential Real Estate	5.90	7.16	7.05	6.13	5.53
Home Equity Loans & Lines	6.28	7.48	7.28	6.28	5.49
Personal Loans & Leases	6.38	7.73	7.24	6.06	5.17
Total Loans & Leases	5.89	7.43	7.30	6.17	5.31
Due from Metavante	-	4.40	4.40	4.39	4.28
Investment Securities	4.77	5.27	5.21	5.01	4.95
Trading Securities	1.51	1.95	1.45	0.90	1.26
Short-Term Investments	2.11	5.11	4.94	3.25	1.28
Interest Income (FTE) / Avg. Interest Earning Assets	5.70%	7.05%	6.91%	5.92%	5.21%
Interest Bearing Deposits:
Savings & NOW	0.57%	1.28%	1.24%	0.79%	0.68%
Money Market	1.92	4.23	4.04	2.48	0.87
Time Deposits	3.80	4.94	4.54	3.15	2.21
Foreign Deposits	1.81	4.92	4.88	3.09	1.22
Total Interest Bearing Deposits	2.70	4.31	4.05	2.59	1.42
Short - Term Borrowings	2.27	5.04	5.13	3.63	2.10
Long - Term Borrowings	4.66	5.07	4.73	4.03	3.68
Interest Expense / Avg. Interest Bearing Liabilities	3.03%	4.58%	4.31%	3.04%	1.92%
Net Interest Margin (FTE) / Avg. Earning Assets	3.12%	3.14%	3.24%	3.38%	3.61%
Interest Spread (FTE)	2.67%	2.47%	2.60%	2.88%	3.29%

NONPERFORMING ASSETS

Nonaccrual Loans & Leases	$1,527.0	$686.9	$264.9	$134.7	$127.8
Renegotiated	270.3	224.4	0.1	0.2	0.2
Past 90 Days or More	14.5	13.9	3.0	5.7	4.4
Total Nonperforming Loans & Leases	1,811.8	925.2	268.0	140.6	132.4
Other Real Estate Owned	320.9	115.1	25.5	8.9	8.0
Total Nonperforming Assets	$2,132.7	$1,040.3	$293.5	$149.5	$140.4

 Notes: (a)  Based on average balances excluding fair value adjustments for available for sale securities.

             (b)  Includes preferred equity and noncontrolling interest in subsidiaries.

Marshall & Ilsley Corporation

Annual Financial Information

	2008	2007	2006	2005	2004
CREDIT QUALITY (a)

Net Charge-Offs / Average Loans & Leases	2.74%	0.59%	0.10%	0.12%	0.11%
Loan & Lease Loss Reserve / Period-End Loans & Leases	2.41	1.07	1.00	1.06	1.21
Nonaccrual Loans & Leases / Period-End Loans & Leases	3.05	1.48	0.63	0.39	0.43
Non-Performing Loans & Leases / Period-End Loans & Leases	3.62	2.00	0.64	0.41	0.45
Loan & Lease Loss Reserve / Nonaccrual Loans & Leases	79	72	159	270	280
Loan & Lease Loss Reserve / Non-Performing Loans & Leases	66	54	157	259	271

RECONCILIATION OF RESERVE FOR LOAN & LEASE LOSSES
($ millions)

Beginning Balance	$496.2	$420.6	$363.8	$358.1	$349.6
Provision for Loan and Lease Losses	2,037.7	319.8	50.6	44.8	38.0
Allowance of Banks & Loans Acquired	32.1	11.7	45.2	-	0.0
Loans and Leases Charged Off:
Commercial	178.4	85.8	16.3	21.5	16.8
Real Estate	1,186.4	163.9	22.7	21.2	13.3
Personal	27.4	19.7	14.5	15.6	12.8
Leases	2.2	1.9	1.9	1.2	8.0
Total Charge-Offs	1,394.4	271.3	55.4	59.5	50.9
Recoveries on Loans and Leases:
Commercial	7.5	6.7	6.9	11.8	12.6
Real Estate	16.4	2.9	2.7	2.7	3.9
Personal	4.9	3.9	4.2	3.1	3.3
Leases	1.8	1.9	2.6	2.8	1.6
Total Recoveries	30.6	15.4	16.4	20.4	21.4
Net Loan and Lease Charge-offs	1,363.8	255.9	39.0	39.1	29.5
Ending Balance	$1,202.2	$496.2	$420.6	$363.8	$358.1

Note:  (a)  Non-performing loans and leases includes renegotiated loans and loans past due 90 days or more.